ADMINISTRATOR AND SUB-ADVISER
     AQUILA MANAGEMENT CORPORATION
     380 Madison Avenue, Suite 2300
     New York, New York 10017

BOARD OF TRUSTEES
     Lacy B. Herrmann, Chairman
     Tucker Hart Adams
     Arthur K. Carlson
     Diana P. Herrmann
     R. Thayne Robson
     Cornelius T. Ryan

OFFICERS
     Lacy B. Herrmann, President
     James M. McCullough, Senior Vice President
     Barbara S. Walchli, Senior Vice President
     Kimball L. Young, Senior Vice President
     Susan A. Cook, Vice President
     Jean M. Smith, Vice President
     Alan R. Stockman, Vice President
     Jessica L. Wiltshire, Vice President
     Rose F. Marotta, Chief Financial Officer
     Richard F. West, Treasurer
     Edward M.W. Hines, Secretary

DISTRIBUTOR
     AQUILA DISTRIBUTORS, INC.
     380 Madison Avenue, Suite 2300
     New York, New York 10017

CUSTODIAN
     BANK ONE TRUST COMPANY, N.A.
     100 East Broad Street
     Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
     PFPC INC.
     400 Bellevue Parkway
     Wilmington, Delaware 19809

INDEPENDENT AUDITORS
     KPMG LLP
     345 Park Avenue
     New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

DECEMBER 31, 1999

[Logo of the Aquila Rocky Mountain Equity Fund: A black and white drawing of two mountains with the words "Aquila" above and "Rocky Mountain Equity Fund" below.]

A CAPITAL APPRECIATION INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILAsm GROUP OF FUNDS

[Logo of the Aquila Rocky Mountain Equity Fund: A black and white drawing of two mountains with the words "Aquila" above and "Rocky Mountain Equity Fund" below.]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                                 ANNUAL REPORT

            "THE ROCKY MOUNTAIN REGION CONTINUES TO SHINE BRIGHTLY"

                                                               February 15, 2000

Dear Fellow Shareholders:

     We are pleased to send you the Annual Report for Aquila Rocky Mountain Equity Fund for the fiscal year ended December 31, 1999. The total return, exclusive of sales charges, produced by the Fund's Class A Shares over this period was 20.56%. By way of comparison the Russell 2000 Index, which currently serves as one benchmark for the Fund, produced a total return of 21.36% over the same period. And, the Standard & Poor's 500 produced a return of 21.04% during the year 1999.

THE ROCKY MOUNTAIN REGION CONTINUES TO SHINE BRIGHTLY

     As a result of continued economic growth in the various states within the Rocky Mountain region, together with the dynamic spirit of enterprise that is intrinsic to the area, we are pleased to report that the Rocky Mountain region continues to shine as one of the major growth areas of our country.

     We think it is important for you to know and appreciate that the Gross Domestic Product (GDP) of the combined eight-state Rocky Mountain region ranks this region's gross economy approximately 11th in the whole world slightly behind Canada and ahead of Mexico.

     Just as important as the size of the economy is the character of the area. Due to the excellent quality of life available in the region, companies are able to recruit workers at a time when the job market is tight. We believe this factor is contributing to the entrepreneurial energy and growth potential of the Rocky Mountain region.

POTENTIAL FOR INVESTMENT

     At present, there are over 700 public companies within the Rocky Mountain region, and thousands of additional private companies. Many of these companies are rapidly growing and participate in various diverse, interesting and dynamic industry areas. This gives your portfolio management very exciting potential for investments. We have the ability, through Aquila Rocky Mountain Equity Fund, to invest in securities of companies that may not necessarily be as well known as others in the country, but which are growing at a rate that is highly attractive.

     What we have with the Rocky Mountain region is the opportunity to invest in "our own backyard." We can do so with great pride and potential for capital appreciation. And, although we have the ability to invest in an area which would be one of the largest economies of the world, we can do so without any accounting differences, language barriers, currency exchange and cultural problems, or other detracting factors which one finds when investing in various other areas throughout the world.


OUR RECOMMITMENT TO THE FUND

     The first five years of the development of Aquila Rocky Mountain Equity Fund basically represented an incubation period. We felt that the Rocky Mountain region possessed the basic characteristics for investment of equity securities, but we wanted to test our theory. But more importantly, we wanted to do so at a low risk to investors. Therefore, we choose to use a value-oriented approach to investing.

     Because the industry base of the area is broadening considerably from what it used to be, we have now decided to reorient our investment approach somewhat to an approach of "growth at a reasonable price." Through this approach, we want to be able to invest in all kinds of industries at whatever price seems reasonable for the characteristics of the industries. Yet, we will still pay careful attention to the element of risk in the selection of any and all securities in the portfolio. Our intent is to moderate any downside potential for investment capital that may develop with adverse market conditions.

     Additionally, Aquila Management Corporation has taken a significant step to enhance the potential for capital appreciation over the future. This step involved bringing the portfolio management of the Fund in-house. In July, 1999, Barbara Walchli was appointed portfolio manager and Senior Vice President of Aquila Rocky Mountain Equity Fund. Barbara brings nearly two decades of analytical investment experience to the Fund, including 12 years developing short and long-term equity strategy.

     We believe that Barbara has brought considerable experience and excitement to the management of the portfolio of the Fund. Barbara's base in the Rocky Mountain state of Arizona enables her to maintain a careful watch over each of the Fund's portfolio investments. She frequently travels throughout the region to check on current and prospective investments.

                                TOP TEN HOLDINGS

     Listed below are the top ten holdings of the Fund as of December 31, 1999. While the individual holdings of the Fund and those that make up the top ten will vary over time, there is a common denominator in their selection. The common denominator is securities which possess "growth at a reasonable price" at time of purchase. In addition, we work to identify strong management teams who also possess an ownership position in their stock.

                                             PERCENT
     COMPANY                              OF NET ASSETS       STATE        MARKET SECTOR
Liberty Media Group Class A - AT&T           12.11%          Colorado    Consumer Services
Jones Intercable Inc. Class A                 7.86%          Colorado    Consumer Services
Prima Energy Corp.                            6.82%          Colorado    Energy
Koala Corp.                                   6.35%          Colorado    Consumer Cyclicals
First Security Corp.                          6.05%          Utah        Financial Services
Montana Power Co.                             5.84%          Montana     Telecommunications
Mity-Lite, Inc.                               5.67%          Utah        Capital Spending
Navidec Inc.                                  5.35%          Colorado    Technology
Avert Inc.                                    4.93%          Colorado    Technology
First State Bancorp                           4.91%          New Mexico  Financial Services


RETURN ON INVESTMENT FROM THE FUND

     The chart below shows the return on investment that the Fund has produced since its inception. The illustration is presented without sales charge. However, the return illustrates the point that, with a moderate degree of risk, in a little more than 5 years, one would have nearly doubled the level of their investment.

[Graphic of a mountain chart with the following information:]

GROWTH OF $10,000 SINCE INCEPTION (WITHOUT SALES CHARGE)
Date    Value

7/94   $10,000
12/94    9,676
6/95    11,041
12/95   11,581
6/96    13,107
12/96   13,744
6/97    14,794
12/97   16,906
6/98    16,934
12/98   16,009
6/99    18,626
12/99   19,300



     We would urge you to review the management discussion which points out the lower level of risk inherent in our investing as opposed to that of the national averages.

APPRECIATION

     Your   confidence   in  Aquila   Rocky   Mountain  Equity  Fund is  greatly
appreciated. We value your trust and will continue to do our best to merit your confidence.

Barbara S. Walchli
Senior Vice President and
Portfolio Manager

Lacy B. Herrmann
President and
Chairman, Board of Trustees

In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption.
The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Rocky Mountain Equity Fund (the "Fund") since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 1999 as compared with a hypothetical similar-size investment in the Russell 2000 Stock Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities primarily on a value-basis, and reoriented to growth at a reasonable price as of July, 1999. The Fund's universe of companies are primarily within the eight-state Rocky Mountain region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include operating expenses nor sales charges but does reflect reinvestment of dividends. It should also be noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2000 equity securities throughout the United States, mostly of companies having relatively small capitalization. However, the Fund's investment portfolio consisted over the same period of a significant lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in the performance in the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index.

[Graphic of a line chart with the following information:]

             RUSSELL
              2000      WITH      WITHOUT
              STOCK     SALES     SALES
DATE          INDEX     CHARGE    CHARGE
 7/94        $10,000   $9,600    $10,000
12/94         10,325    9,263      9,676
 6/95         11,813   10,570     11,041
12/95         13,262   11,086     11,581
 6/96         14,650   12,547     13,107
12/96         15,440   13,157     13,744
 6/97         17,016   14,162     14,794
12/97         18,893   16,184     16,906
 6/98         19,824   16,211     16,934
12/98         18,413   15,325     16,009
 6/99         20,114   17,830     18,626
12/99         22,344   18,475     19,300




                              AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIODS ENDED DECEMBER 31, 1999
                                                    SINCE
                              1 YEAR    5 YEARS   INCEPTION

Class A (7/22/94)
     With Sales Charge        15.46%    13.70%    11.93%
     Without Sales Charge     20.56%    14.81%    12.83%

Class C (5/1/96)
     With CDSC                18.62%    n/a       11.31%
     Without CDSC             19.63%    n/a       11.31%

Class Y (5/1/96)
     No Sales Charge          20.78%    n/a       11.83%

Russell 2000 Stock Index      21.35%    16.70%    15.94% (Class A)
                              21.35%    n/a       12.09% (Class C&Y)

     Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     Aquila Rocky Mountain Equity Fund's Class A Shares had a total return of 20.56%, without provision for sales charges, for the fiscal year ended December 31, 1999. By way of comparison, the Russell 2000 index posted a total return of 21.36%.

     The year was somewhat of a transitional one with a portfolio manager change and a shift from primarily value to "growth at a reasonable price." Holdings of slower growing companies in the Fund have been reduced. The average growth rate of earnings of companies held in the Fund is now at a level of approximately 16% per annum. This compares to a level of 12.5% per annum for the Standard & Poor's
500. Of course, individual companies represented in the Fund's portfolio or the Standard & Poor's 500 may have earnings growing at a substantially higher rate than those of the average. We have shifted to a "growth at a reasonable price" style in order to deliver more consistent returns over time, without necessarily increasing the risk level. Using a blend of growth and value disciplines, our performance should be less influenced by whether growth or value is in style.

     For the year ended December 31, 1999, it is interesting to note that three of our best performers in the Fund were up over 100% including Avert, +178%, Liberty Media, +147%, and Navidec, +137. We specifically want to point out that through September, 1999 neither Avert nor Navidec were covered by a single Wall Street analyst. We believe this illustrates our belief that many companies in the Rocky Mountain region are not covered well by Wall Street, despite their excellent growth potential. Yet, these companies offer above average opportunities to those willing to do their own research.

     The three best performers in the Fund are technology related companies, reflecting the technology driven stock market over the past twelve months. Avert delivers pre-employment screening to companies over the Internet, while Navidec is an Internet consulting firm and incubator. Liberty Media has a number of technology related investments in companies including cable, the Internet and wireless communication.

     Stocks that were down for the year and which had a negative impact on the portfolio's investment results included Albertson's (-48.6%). We did, however, sell about a third of this position at a decent price. Other stocks that had a negative impact upon the Fund were Sierra Health, down 41% when we sold it in August; New Century Energies (-30%), which has been eliminated from the portfolio; and Conseco (-21%) which was also eliminated from the Fund in August and September.

     We continue to be quite excited about the prospect for the Rocky Mountain region and the positive business environment that it provides for the companies doing business here. Two studies recently released reinforce our optimism. The first was a recent study by the Census Bureau. For the decade of the 1990's, the fastest growing states in the U.S. were Nevada, Arizona, Idaho, Utah and Colorado. All five of these states are located in the Rocky Mountain Region. The economic growth for the decade ranged from an increase of 50.6% for Nevada to an increase of 23.1% for Colorado.

     The second study was recently released by Cognetics, a Cambridge, Massachusetts research firm. For the third year in a row, Phoenix, Arizona was named the number one entrepreneurial hot spot in the country. Salt Lake City was named number two. The firm bases its decision on five factors: universities, a skilled labor pool, good airports, an attractive place to live and a positive entrepreneurial environment. In our travels we have also observed that some of our country's best growth companies have operations in places like Boulder, Colorado because of quality of life issues and the ability to attract employees.


     With our portfolio manager based in the Rocky Mountain region and focused on the eight state region, we believe in frequent visits to the companies in which we invest. In most cases, our portfolio manager can be seated in front of management of each of our investments within several hours. Travel is more efficient since we are focusing on a specific economic region. Specifically, we work to find the best management teams within the region. Many of the managements of the companies in which we invest own a large position of stock in the companies themselves. We like to see this, since it is a strong indicator that management is focused on the performance of their stock, just as we are.

     We are pleased to note that Prima Energy, one of the holdings in the Fund, was named by a Colorado publication as the best performing Colorado stock of the ten-year period of the 1990's, due to its market return of 1,857% as well as its strong management.

     We remain optimistic about the Rocky Mountain region, as well as the dynamic companies that are based here. We will continue to work to identify the best investment opportunities in the region. In doing so, we will use our investment disciplines to put them to work in the Fund. While the overall investment environment could be choppy in price activity over the next twelve months, we will work to use to our advantage any price volatility that does occur. A correction could provide an opportunity to buy some of the best companies in the region at reasonable prices.

[Logo of KPMG LLP: The letters KPMG in front of four rectangles]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                            KPMG LLP

New York, New York
January 31, 2000

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1999




                                                                        MARKET
SHARES   COMMON STOCKS - 100.1%                                         VALUE

         BASIC INDUSTRY - 7.4%
 2,000   Barrick Gold Corp.                                          $   35,375
 3,000   Building Materials Holding Corp.+                               30,750
   500   Phelps Dodge Corp.                                              33,563
 2,000   Swift Transportation+                                           35,250
 1,100   Union Pacific                                                   47,988
                                                                        182,926
         BUSINESS SERVICES - 4.5%
 4,000   Viad Corporation                                               111,500


         CAPITAL SPENDING - 6.8%
 9,000   Mity-Lite, Inc.+                                               140,062
 3,500   Morrison Knudsen Corp. +                                        27,344
    10   Morrison Knudsen Corp. Warrants +                                   23
                                                                        167,429

         CONSUMER CYCLICALS - 6.3%
11,200   Koala Corp.+                                                   156,800

         CONSUMER SERVICES - 29.2%
 1,000   Albertson's Inc.                                                32,250
 4,000   International Game Technology+                                  81,250
 2,800   Jones Intercable Inc. Class A+                                 194,075
 5,268   Liberty Media Group Class A+                                   298,959
 1,500   Media One Group+                                               115,219
                                                                        721,753
         CONSUMER STAPLES - 3.0%
 3,000   Dial Corp.                                                      72,937

         ENERGY - 8.4%
 7,000   Prima Energy Corp.+                                            168,438
 3,000   Union Pacific Resources, Inc.                                   38,257
                                                                        206,695



        FINANCIAL SERVICES - 13.4%
 5,850   First Security Corp.                                        $  149,357
 8,812   First State Bancorp                                            121,165
 4,000   WesterFed Financial Corp.                                       61,000
                                                                        331,522
         TECHNOLOGY - 11.4%
 9,500   Avert Inc.+                                                    121,719
   400   Microchip Technology Inc.+                                      27,375
11,000   Navidec Inc.+                                                  132,000
                                                                        281,094

         TELECOMMUNICATIONS - 5.9%
 4,000   Montana Power Co.                                              144,250

         UTILITIES - 3.8%
 1,500   Idacorp Inc.                                                    40,219
 2,700   Kinder Morgan                                                   54,506
                                                                         94,725
            Total Common Stocks  (cost $1,277,412)                    2,471,631

 FACE
AMOUNT   SHORT-TERM INVESTMENTS - 0.8%
$20,000  Churchill Cash Reserves Trust                                   20,000
            Total Short-Term Investments (cost $20,000)                  20,000

         Total Investments (cost $1,297,412*)             100.9%      2,491,631
         Liabilities in excess of other assets             (0.9)%       (22,461)

         Net Assets                                       100.0%    $ 2,469,170

                * Cost for Federal tax purposes is identical.
                + Non-income producing security.

                 See accompanying notes to financial statements

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
     Investments at market value (cost $1,297,412)               $   2,491,6312
     Cash                                                                 7,914
     Receivable for investment securities sold                           72,587
     Dividends and interest receivable                                    1,170
     Other assets                                                           114
          Total assets                                                2,573,416

LIABILITIES
     Payable for Fund shares redeemed                                    79,496
     Accrued expenses                                                    23,411
     Distribution fees payable                                            1,339
          Total liabilities                                             104,246

NET ASSETS                                                       $    2,469,170

     Net Assets consist of:
     Capital Stock - Authorized an unlimited number of shares,
          par value $.01 per share                               $        1,236
     Additional paid-in capital                                       1,294,527
     Net unrealized appreciation on investments                       1,194,219
     Undistributed net realized loss on investments                     (20,812)
                                                                 $    2,469,170

CLASS A
     Net Assets                                                  $    1,362,764
     Capital shares outstanding                                          68,276
     Net asset value and redemption price per share              $        19.96
     Offering price per share (100/95.75 of $19.96 adjusted
          to nearest cent)                                       $        20.85

CLASS C
     Net Assets                                                  $      184,883
     Capital shares outstanding                                           9,467
     Net asset value and offering price per share                $        19.53

     Redemption price per share (*a charge of 1% is imposed on
          the redemption proceeds of the shares, or on the
          original price, whichever is lower,
          if redeemed during the first 12 months after purchase) $        19.53*

CLASS Y
     Net Assets                                                  $      921,523
     Capital shares outstanding                                          45,905
     Net asset value, offering and redemption price per share    $        20.07

                 See accompanying notes to financial statements





                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
     Dividends                                $          32,1366
     Interest                                              1,422
                                                                     $   33,558

Expenses:
     Investment Adviser fees (note 3)         $           18,655
     Administrator fees (note 3)                          21,320
     Legal fees                                           32,032
     Shareholders' reports                                18,530
     Audit and accounting fees                            15,000
     Registration fees and dues                           12,725
     Transfer and shareholder servicing agent fees        10,571
     Trustees' fees and expenses                          10,172
     Distribution and service fees (note 3)                5,808
     Amortization of organization expenses (note 2)        4,455
     Custodian fees                                          979
     Miscellaneous                                         5,984
                                                         156,231

     Investment Adviser fees waived (note 3)             (18,655)
     Administrator fees waived (note 3)                  (21,320)
     Reimbursement of expenses by Administrator (note 3) (75,517)
     Expenses paid indirectly (note 6)                      (979)
          Net expenses                                                   39,760

          Net investment loss                                            (6,202)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain from securities transactions       21,894
     Change in unrealized appreciation on investments    485,535

     Net realized and unrealized gain on investments                    507,429
     Net increase in net assets resulting from operations            $  501,227

                 See accompanying notes to financial statements



                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                              1999               1998
OPERATIONS:
        Net investment loss                                           $       (6,202)     $       (391)
        Net realized gain from securities transactions                        21,894             7,746
        Change in unrealized appreciation on investments                     485,535          (155,516)
                Change in net assets from operations                         501,227          (148,161)

DISTRIBUTIONS TO SHAREHOLDERS (note 5):
        Class A Shares:
        Net investment income                                                   -               (1,387)
        Net realized gain on investments                                     (17,492)          (18,386)

        Class C Shares:
        Net investment income                                                   -                 (120)
        Net realized gain on investments                                      (2,297)           (1,588)

        Class Y Shares:
        Net investment income                                                   -                 (574)
        Net realized gain on investments                                     (11,061)           (7,609)
                Change in net assets from distributions                      (30,850)          (29,664)

CAPITAL SHARE TRANSACTIONS (note 7):
        Proceeds from shares sold                                            159,493           475,496
        Reinvested dividends and distributions                                23,162            31,719
        Cost of shares redeemed                                           (1,014,679)       (1,444,705)
                Change in net assets from capital share transactions        (832,024)         (937,490)
                Change in net assets                                        (361,647)       (1,115,315)

NET ASSETS:
        Beginning of period                                                2,830,817         3,946,132

        End of period (including distribution in excess of net
        investment income of $6,202 and $0 in 1999 and 1998,
        respectively)                                                 $    2,469,170      $  2,830,817

                 See accompanying notes to financial statements

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1999 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a)PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b)SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.


c)FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d)ORGANIZATION EXPENSES: The Fund's organizational expenses were deferred and amortized on a straight-line basis over the five years ended July 1999.

e)ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f)USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this agreement, the Administrator supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90 of 1% on the excess over $50 million.

     Prior to July 28, 1999, KPM Investment Management, Inc. performed the investment management services for the Fund for an advisory fee at the following annual rates: 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million. This advisory fee is now included in the fee paid to the Administrator for performing these services and accordingly, the aggregate management fees incurred by the Fund under the new arrangements remain the same. However, since inception, all advisory and administrative fees have been waived.


     The Administrator agrees that the above fees shall be reduced, but not below zero, by an amount equal to the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares are sold have any such limitation.

     For the year ended December 31, 1999, the Fund incurred fees under the Advisory Agreement (with the former adviser) and the Sub-Advisory and Administration Agreement of $18,655 and $21,320, respectively, which were voluntarily waived. Also, during this period the Administrator reimbursed the Fund for unamortized deferred organization expenses of $1,506 and voluntarily agreed to reimburse the Fund for other expenses in the amount of $75,517.

     Specific details as to the nature and extent of the services provided by the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1999, service fees on Class A Shares amounted to $4,097, of which the Distributor received $427.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999, amounted to $1,283. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999, amounted to $428. The total of these payments with respect to Class C Shares amounted to $1,711, of which the Distributor received $786.


     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1999, the Distributor received commissions of $332 on sales of Class A Shares.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1999, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $168,450 and $951,282, respectively.

     At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,235,253 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $41,034, for a net unrealized appreciation of $1,194,219.

5. DISTRIBUTIONS

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.


7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                         YEAR ENDED                   YEAR ENDED
                                      DECEMBER 31, 1999            DECEMBER 31, 1998
                                   SHARES          AMOUNT        SHARES         AMOUNT
CLASS A SHARES:
     Proceeds from shares sold     8,224        $  148,753       14,054         $  260,372
     Reinvested dividends and
          distributions              563            11,161        1,318             21,904
     Cost of shares redeemed     (52,657)         (969,054)     (78,986)        (1,431,876)
          Net change             (43,870)         (809,140)     (63,614)        (1,149,600)
CLASS C SHARES:
     Proceeds from shares sold       500             9,565       10,043            178,108
     Reinvested dividends and
          distributions               49               940          101              1,632
     Cost of shares redeemed        (875)          (15,625)        (743)           (12,829)
          Net change                (326)           (5,120)       9,401            166,911
CLASS Y SHARES:
     Proceeds from shares sold        61             1,175        2,035             37,016
     Reinvested dividends and
          distributions              555            11,061          498              8,183
     Cost of shares redeemed      (1,640)          (30,000)
          Net change              (1,024)          (17,764)       2,533             45,199
Total transactions in Fund
     shares                      (45,220)       $ (832,024)     (51,680)        $ (937,490)

8. PORTFOLIO ORIENTATION

The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.


FEDERAL TAX STATUS (UNAUDITED)

     The percentage of investment company taxable income eligible for the dividends recieved deduction available for certain corporate shareholders with respect to calender year ended December 31, 1999 is 100%.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A(1)
                                                                          YEAR ENDED DECEMBER 31,
                                                              1999       1998       1997       1996       1995
Net Asset Value, Beginning of Period                         $16.76     $17.89     $15.05     $13.13     $11.06

Income from Investment Operations:
     Net investment income (loss)                             (0.04)                 0.01      (0.02)     (0.07)
     Net gain (loss) on securities (both realized
          and unrealized)                                      3.48      (0.96)      3.44       2.47       2.25

     Total from Investment Operations                          3.44      (0.96)      3.45       2.45       2.18

Less Distributions (note 5):
     Dividends from net investment income                                (0.01)                           (0.01)
     Distributions from capital gains                         (0.24)     (0.16)     (0.61)     (0.53)     (0.10)

     Total Distributions                                      (0.24)     (0.17)     (0.61)     (0.53)     (0.11)

Net Asset Value, End of Period                               $19.96     $16.76     $17.89     $15.05     $13.13

Total Return (not reflecting sales charge) (%)                20.56      (5.31)     23.01      18.68      19.68

Ratios/Supplemental Data
     Net Assets, End of Period ($ thousands)                  1,363      1,880      3,144      2,178      1,737
     Ratio of Expenses to Average Net Assets (%)               1.55       1.74       1.58       1.55       2.03
     Ratio of Net Investment Income (Loss) to
          Average Net Assets (%)                              (0.27)     (0.22)     (0.03)     (0.19)     (0.72)
     Portfolio Turnover Rate (%)                               6.45      19.52      10.39      20.32      15.14

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:

     Ratio of Expenses to Average Net Assets (%)(2)            5.86        4.74      6.48      8.79       10.36
     Ratio of Net Investment Income (Loss) to
          Average Net Assets (%)                              (4.59)      (3.22)    (4.93)    (7.43)      (9.05)

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

     Ratio of Expenses to Average Net Assets (%)               1.51        1.55      1.50      1.50        1.91

(1)  Designated as Class A Shares on May 1, 1996.
(2) Ratios are based on average net assets of $1,637,715, $2,489,469, $2,505,548, $1,965,012 and $1,239,752, respectively. In general, as the
     Fund's net assets increase, the expense ratio will decrease.
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.

                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C(1)
                                                                                  PERIOD
                                                        YEAR ENDED DECEMBER 31,    ENDED
                                                        1999      1998     1997   12/31/96

Net Asset Value, Beginning of Period                    $16.53   $17.79   $15.07   $14.59

Income from Investment Operations:
        Net investment income                            (0.19)   (0.16)   (0.11)    0.01
        Net gain on securities (both
                realized and unrealized)                  3.43    (0.93)    3.44     1.00
        Total from Investment Operations                  3.24    (1.09)    3.33     1.01

Less Distributions (note 5):
        Dividends from net investment income               -      (0.01)     -        -
        Distributions from capital gains                 (0.24)   (0.16)   (0.61)   (0.53)

        Total Distributions                              (0.24)   (0.17)   (0.61)   (0.53)

Net Asset Value, End of Period                          $19.53   $16.53   $17.79   $15.07

Total Return (not reflecting sales charge) (%)           19.63    (6.07)   22.18     6.94+
Ratios/Supplemental Data
        Net Assets, End of Period ($ thousands)            185      162        7        4
        Ratio of Expenses to Average Net
                Assets (%)                                2.34     2.53     2.34     1.30*
        Ratio of Net Investment Income
                (Loss) to Average Net Assets (%)         (1.10)   (1.07)   (0.78)    0.06*
        Portfolio Turnover Rate (%)                       6.45    19.52    10.39    20.32+

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:

        Ratio of Expenses to Average
                Net Assets (%)(2)                         6.59     5.70     7.19     8.54*
        Ratio of Net Investment Income
                (Loss) to Average Net Assets (%)         (5.35)   (4.23)   (5.63)   (7.18)*

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

        Ratio of Expenses to Average
                Net Assets (%)                            2.30     2.33     2.26     1.25*

(1) New Class of Shares established on May 1, 1996.
(2) Ratios are based on average net assets of $171,273, $153,364, $4,895 and $542, respectively, for Class C Shares and $855,950, $789,453, $287,294 and $52,490, respectively, for Class Y Shares. In general, as the Fund's net assets increase, the expense ratio will decrease.
 +  Not annualized.
 *  Annualized.
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.

                 See accompanying notes to financial statements



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS Y(1)
                                                                                  PERIOD
                                                        YEAR ENDED DECEMBER 31,    ENDED
                                                        1999      1998     1997   12/31/96
Net Asset Value, Beginning of Period                    $16.82   $17.91   $15.07   $14.59

Income from Investment Operations:
        Net investment income                           (0.01)    0.03     0.04     0.01
        Net gain on securities (both
                realized and unrealized) 		    3.50    (0.95)    3.41     1.00

        Total from Investment Operations                  3.49    (0.92)    3.45     1.01

Less Distributions (note 5):
        Dividends from net investment income             (0.01)     -        -
        Distributions from capital gains                 (0.24)  (0.16)   (0.61)   (0.53)

        Total Distributions                              (0.24)  (0.17)   (0.61)   (0.53)

Net Asset Value, End of Period                          $20.07  $16.82   $17.91   $15.07

Total Return (not reflecting sales charge) (%)           20.78   (5.08)   22.98     6.94+

Ratios/Supplemental Data
        Net Assets, End of Period ($ thousands)             922     789      795      133
        Ratio of Expenses to Average Net
                Assets (%)                                1.33    1.52     1.34     1.30*
        Ratio of Net Investment Income
                (Loss) to Average Net Assets (%)         (0.09)  (0.01)    0.16     0.06*
        Portfolio Turnover Rate (%)                       6.45   19.52    10.39    20.32+

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:

        Ratio of Expenses to Average
                Net Assets (%)(2)                         5.60    4.58     5.34     8.54*
        Ratio of Net Investment Income
                (Loss) to Average Net Assets (%)         (4.36)  (3.07)   (3.84)   (7.18)*

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

        Ratio of Expenses to Average
                Net Assets (%)                            1.30    1.32     1.27     1.25*

(1) New Class of Shares established on May 1, 1996.
(2) Ratios are based on average net assets of $171,273, $153,364, $4,895 and $542, respectively, for Class C Shares and $855,950, $789,453, $287,294 and $52,490, respectively, for Class Y Shares. In general, as the Fund's net assets increase, the expense ratio will decrease.
 +  Not annualized.
 *  Annualized.
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.

                 See accompanying notes to financial statements
